UBS PACESM Select Advisors Trust

UBS PACE Large Co Value Equity Investments

UBS PACE Small/Medium Co Growth Equity Investments

UBS PACE Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") and the Statement of Additional Information ("SAI"), each dated November 30, 2007

June 2, 2008

Dear Investor,

The purpose of this supplement is to update information regarding the above named funds. Each of the following changes is discussed in more detail below: (I) UBS PACE Large Co Value Equity Investments – one of the fund's three investment advisors has been changed; (II) UBS PACE Small/Medium Co Growth Equity Investments – the address of an investment advisor has been updated; and (III) UBS PACE Alternative Strategies Investments – the address of an investment advisor has been updated.

As a result, the Prospectuses and SAI are revised as follows:

I.  UBS PACE Large Co Value Equity Investments

Pzena Investment Management, LLC ("Pzena") has been appointed to serve as an investment advisor to the fund as a replacement for another one of the fund's investment advisors.

A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the ongoing review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") replaced SSgA Funds Management, Inc., which previously sub-advised a portion of the fund's portfolio, with a new investment advisor, Pzena. Pzena has assumed investment advisory responsibility with respect to a portion of the fund's portfolio effective May 30, 2008. Institutional Capital LLC and Westwood Management Corp. continue to manage other portions of the fund's portfolio as allocated by UBS Global AM. Pzena and its investment strategies are described in greater detail below.

As a result of these changes, the fund's Prospectuses and SAI dated November 30, 2007 are hereby revised as follows:

The section captioned "Principal investment strategies" beginning on page 45 of the Multi Class Prospectus and page 49 of the Class P Prospectus is revised by replacing the first sentence of the third full paragraph in its entirety with the following:

The fund's manager, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), has selected Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") to serve as the fund's investment advisors.

ZS340

The section captioned "Principal investment strategies" beginning on page 45 of the Multi-Class Prospectus and page 49 of the Class P Prospectus is revised by replacing the sixth full paragraph in its entirety with the following:

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

The section captioned "Principal risks" on page 46 of the Multi-Class Prospectus and page 50 of the Class P Prospectus is revised by deleting the fourth bullet point of that section in its entirety.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 48 of the Multi-Class Prospectus and page 51 of the Class P Prospectus is revised by replacing the fifth full paragraph in its entirety with the following:

The fund's past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future. This may be particularly true given that other investment advisors were responsible for managing portions of the fund's assets during previous periods. ICAP and Westwood each assumed day-to-day management of a portion of the fund's assets on July 1, 2000. Pzena assumed day-to-day management of another portion of the fund's assets on May 30, 2008.

In the section captioned "Expenses and fees tables," the table sub-headed "Annual fund operating expenses" on page 50 of the Multi-Class Prospectus is revised by replacing the table in its entirety with the following:

Annual fund operating expenses# (expenses that are deducted from fund assets)

	Class A	Class B	Class C	Class Y
Management fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None
Other expenses***	0.36%	0.51%	0.40%	0.28%
Total annual fund operating expenses	1.21%	2.11%	2.00%	0.88%
Less management fee waiver/expense reimbursements†	0.06%	0.09%	0.06%	0.06%
Net expenses†	1.15%	2.02%	1.94%	0.82%

#  Annual fund operating expenses are based on the fund's expenses for the fiscal year ended July 31, 2007, restated to reflect contractual arrangements as of May 30, 2008.

*  Securities dealers or other financial institutions, including UBS Financial Services Inc., may charge a fee to process a purchase or redemption of shares. UBS Financial Services Inc. charges a fee of $5.25 as of the date of this prospectus.

**  Purchases of $1 million or more of fund shares that were not subject to a front-end sales charge are subject to a 1% contingent deferred sales charge, if sold within one year of the purchase date.

***  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

†  The fund and UBS Global AM have entered into a continuing fee waiver agreement pursuant to which UBS Global AM has agreed to reduce its management fee based on the fund's average daily net assets to the following rate: $0 to $250 million—0.60%; in excess of $250 million up to $500 million—0.57%; in excess of $500 million up to $1 billion—0.53%; and over $1 billion—0.50%. The fund and UBS Global AM also have entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse the fund so that the ordinary total operating expenses of each class through November 30, 2008 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed 1.27% for Class A, 2.02% for Class B, 2.02% for Class C and 1.02% for Class Y. The fund has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the fund's expenses in any of those three years to exceed these expense caps.

@  Please see the section entitled "Managing your fund account—Selling shares—Redemption fee" for additional information concerning the applicability of this redemption fee.

The section captioned "Expenses and fees tables" and sub-headed "Example" on page 51 of the Multi-Class Prospectus is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods unless otherwise stated. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at their current levels shown in the table above, except for the period when the fund's expenses are lower due to its annual fee waiver agreement with UBS Global AM.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year*	3 years	5 years	10 years
Class A	$661	$895	$1,148	$1,871
Class B (assuming sale of all shares at end of period)	705	940	1,301	1,933	**
Class B (assuming no sale of shares)	205	640	1,101	1,933	**
Class C (assuming sale of all shares at end of period)	297	609	1,047	2,264
Class C (assuming no sale of shares)	197	609	1,047	2,264
Class Y	84	262	455	1,014

*  The costs under the 1 year estimate reflect the annual fee waiver agreement between UBS Global AM and the fund which (together with the continuing fee waiver agreement) limits the fund's ordinary total operating expenses to the net expense level shown in the fee table. This agreement is in effect through November 30, 2008. The costs under the 3, 5 and 10 year estimates reflect only the continuing fee waiver agreement between the fund and UBS Global AM and do not reflect the fee waiver agreement in effect through November 30, 2008. As long as an annual fee waiver agreement (in addition to the permanent fee waiver agreement) is in effect, your costs may be lower than the amounts shown above under the 3, 5 and 10 year estimates.

**  Reflects conversion to Class A shares after a maximum of 6 years.

In the section captioned "Expenses and fees table," the table sub-headed "Annual fund operating expenses" on page 53 of the Class P Prospectus is revised by replacing the table in its entirety with the following:

Annual fund operating expenses# (expenses that are deducted from fund assets)

Management fees	0.60%
Distribution and/or service (12b-1) fees	None
Other expenses*	0.36%
Total annual fund operating expenses	0.96%
Less management fee waiver/expense reimbursements**	0.06%
Net expenses**	0.90%

#  Annual fund operating expenses are based on the fund's expenses for the fiscal year ended July 31, 2007, restated to reflect contractual arrangements in place as of May 30, 2008.

*  Includes an administration fee of 0.20% paid by the fund to UBS Global AM.

**  The fund and UBS Global AM have entered into a continuing fee waiver agreement pursuant to which UBS Global AM has agreed to reduce its management fee based on the fund's average daily net assets to the following rate: $0 to $250 million—0.60%; in excess of $250 million up to $500 million—0.57%; in excess of $500 million up to $1 billion—0.53%; and over $1 billion—0.50%.

†  Please see the section entitled "Managing your fund account—Selling shares—Redemption fee" for additional information concerning the applicability of this redemption fee.

The section captioned "Expenses and fees tables" and sub-headed "Example" on page 54 of the Class P Prospectus is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The example includes the maximum annual fee for the PACE Select Advisors Program and also assumes that your investment has a 5% return each year and that the fund's operating expenses remain at the levels shown in the table above.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$243	$748	$1,280	$2,736

*  The costs under the 1, 3, 5 and 10 year estimates reflect the continuous fee waiver agreement between UBS Global AM and the fund.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Large Co Value Equity Investments" beginning on page 122 of the Multi-Class Prospectus and page 121 of the Class P Prospectus is revised by replacing the first sentence of the first full paragraph of that section in its entirety with the following:

Institutional Capital LLP ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena") serve as investment advisors for UBS PACE Large Co Value Equity Investments.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Large Co Value Equity Investments" beginning on page 122 of the Multi-Class Prospectus and page 121 of the Class P Prospectus is revised by replacing the eleventh full paragraph of that section in its entirety with the following:

Pzena is located at 120 West 45th Street, New York, New York 10036. As of March 31, 2008, Pzena had approximately $20.4 billion in assets under management. Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III are primarily responsible for the day-to-day management of the fund.

Mr. Pzena, the founder and Co-Chief Investment Officer of Pzena, serves as co-portfolio manager on each of Pzena's domestic investment strategies and is a member of Pzena's Executive Committee. Prior to forming Pzena in 1995, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company, which he joined in 1986 as an oil industry analyst and was named to the Institutional Investor All America Research Team from 1988-1990. During 1990 and 1991, Mr. Pzena served as Chief Investment Officer, Small Cap Equities, and assumed his broader domestic equity role in 1991.

Mr. Goetz, a Managing Principal and Co-Chief Investment Officer at Pzena, currently serves as co-portfolio manager on each of Pzena's investment strategies and is a member of Pzena's Executive Committee. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Mr. DeSpirito is a Principal and Portfolio Manager of the Large Cap Value strategy at Pzena. Prior to joining Pzena in 1996, he was an Associate in the corporate department at the Boston-based law firm of Ropes & Gray LLP. At Ropes & Gray, he advised clients in the direct television, financial services, fitness, packaging films, retail, software and wire and cable industries.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE Large Co Value Equity Investments" beginning on page 9 of the SAI is revised by deleting the second full paragraph of that section in its entirety.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Large Co Value Equity Investments" beginning on page 100 of the SAI is revised by replacing the first full paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Institutional Capital LLP ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena"), UBS Global AM (not the fund) pays each of ICAP and Westwood a fee in the annual amount of 0.30% and Pzena a fee in the annual amount of (a) 0.70% of the fund's average daily net assets that it manages up to and including $25 million, 0.50% of the average daily net assets that it manages above $25 million up to and including $100 million, 0.40% of the average daily net assets that it manages above $100 million up to and including $300 million and 0.35% of the average daily net assets that it manages in excess of $300 million or (b) if the assets under Pzena's management are less than $10 million, 1.00% of the fund's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000. For the fiscal years ended July 31, 2007, July 31, 2006, and July 31, 2005, respectively, either UBS Global AM or UBS Global AM (US), the fund's prior manager and administrator, paid or accrued aggregate investment advisory fees to ICAP, Westwood and SSgA Funds Management, Inc. (a former investment advisor to the fund) of $3,616,442, $3,023,899 and $2,499,355, respectively. Pzena was not yet serving as an investment advisor to the fund, and thus neither UBS Global AM nor UBS Global AM (US) paid or accrued investment advisory fees to Pzena during those periods.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE Large Co Value Equity Investments" on page 100 of the SAI is revised by replacing the third full paragraph of that section in its entirety with the following:

Pzena is an independent investment management firm, founded in 1995 by Richard Pzena. It began managing assets on January 1, 1996.

In the section captioned "Proxy voting policies and procedures," the heading "UBS PACE Large Co Value Equity Investments—Institutional Capital LLP, SSgA Fund Management, Inc. and Westwood Management Corp." on page 127 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Large Co Value Equity Investments—Institutional Capital LLP, Pzena Investment Management, LLC and Westwood Management Corp.

The section captioned "Proxy voting policies and procedures" is revised by deleting the twelve full paragraphs under the sub-heading "SSgA Funds Management, Inc." on pages 127-130 of the SAI in their entirety and replacing them with the following:

Pzena Investment Management, LLC. Under Pzena Investment Management, LLC's ("Pzena") current Proxy Voting Policies and Procedures (the "Proxy Voting Policy"), each proxy that comes to Pzena to be voted is evaluated on the basis of what is in the best interest of the clients. Pzena deems the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability).

In evaluating proxy issues, Pzena relies on ISS Governance Services ("ISS"), a third-party service provider, to identify factual issues of relevance and importance. Pzena also uses information gathered as a result of the in-depth research and on-going company analyses performed by its investment team in making buy, sell and hold decisions for its client portfolios. This process includes periodic meetings with senior management of portfolio companies. Pzena also may consider information from other sources, including the management of a company presenting a proposal, shareholder groups and other independent proxy research services.

Unless a particular proposal or the particular circumstances of a company suggest otherwise, proposals regarding the following issues generally shall be voted in accordance with written voting guidelines that have been formulated by Pzena's Proxy Voting Committee: election of directors; composition of audit, nomination and compensation committees; separation of Chairman and CEO positions; appointment of auditors; employee incentive programs; financings; acquisitions; stock splits; increases in shares of capital stock; social issues; anti-takeover measures; classified boards; director or auditor conflicts; changes in shareholders' rights; supermajority votes for business combinations; and open-ended "other business" questions. The Proxy Voting Committee consists of Pzena's Co-Directors of Research, its Chief Compliance Officer and at least one Portfolio Manager (who represents the interests of all Pzena's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Proxy Voting Committee also is responsible for reviewing Pzena's proxy voting policies, procedures and guidelines at least annually, and for making such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

The Proxy Voting Policy also contains provisions dealing with the detection and resolution of conflicts of interest. With respect to proxies of portfolio companies, Pzena has identified the following areas of potential concern:

•  Where Pzena manages the assets of a publicly traded company and also holds that company's or an affiliated company's securities in one or more client portfolios;

•  Where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios;

•  Where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and

•  Where a Pzena officer, director or employee, or an immediate family member thereof, is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

The Proxy Voting Policy provides for various methods of dealing with these and any other conflict scenarios subsequently identified by Pzena, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of ISS where a conflict exists.

Under the Proxy Voting Policy, proxies for securities on loan through securities lending programs will generally not be voted, as Pzena's clients control these securities lending decisions. The Proxy Voting Policy also provides that votes may not be changed once submitted unless such change is approved in writing by both the Chief Compliance Officer and the Co-Directors of Research.

The Proxy Voting Policy requires Pzena to maintain, or cause to be maintained, certain records regarding proxies, including:

•  Copies of Pzena's proxy voting policies and procedures, and any amendments thereto;

•  Copies of any proxy materials received by Pzena for client securities. These may be in the form of the proxy packages received from each company and/or ISS, or downloaded from EDGAR, or any combination thereof;

•  The vote cast for each proposal overall, as well as by account;

•  Records of any calls or other contacts made regarding specific proxies and the voting thereof;

•  Records of any reasons for deviations from broad voting guidelines;

•  Copies of any document created by Pzena that was material to making a decision on how to vote proxies or that memorializes the basis of that decision;

•  A record of proxies that were not received, and what actions were taken to obtain them; and

•  Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom Pzena has proxy voting authority, containing information they need to (i) satisfy their annual reporting obligations pursuant to Rule 30b-1-4 under the Investment Company Act of 1940, and (ii) complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

The Proxy Voting Policy also requires that Pzena send a copy of the Policy to each prospective client, and to include Proxy Voting Policy disclosures in its Form ADV. At a minimum, such Form ADV disclosures are to include an explanation of how to request copies of the Proxy Voting Policy, as well as any other disclosures required by Rule 206(4)-6 under the Investment Advisers Act of 1940.

The Proxy Voting Policy also contains provisions on how Pzena personnel shall handle corporate actions. Under the Proxy Voting Policy, Pzena is obligated to work with the clients' custodians regarding pending corporate actions. Corporate action notices received from Pzena's portfolio accounting system and/or from one or more custodians are required to be directed to Pzena's Operations personnel, who will check the records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel are responsible for confirming that Pzena has received a response form for each affected client account before the response date. The Research Analyst covering the company is then informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst consults with the firm's Co-Chief Investment Officer and applicable Portfolio Manager when making this determination. Once determined, the response is then communicated by fax back to the custodians by Pzena's Operations personnel. On the fax cover letter, Pzena will request that a signed confirmation of receipt of its instructions to the custodian be sent back to Pzena. Pzena's Operations personnel also will check the company's Web site for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in Pzena's portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the Web site. All faxes, notes and other written materials associated with the corporate action are required to be kept together in a folder.

The Proxy Voting Policy specifically states that Pzena shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. The Proxy Voting Policy obligates Pzena to forward to all affected clients and former clients any important class action or other litigation information received by Pzena. This does not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information, but does include any proof of claims forms, payment vouchers and other similar items.

In the section captioned "Portfolio managers," the heading "UBS PACE Large Co Value Equity Investments—Institutional Capital LLP, SSgA Funds Management, Inc. and Westwood Management Corp." on page 162 of the SAI is deleted in its entirety and replaced with the following:

UBS PACE Large Co Value Equity Investments—Institutional Capital LLP, Pzena Investment Management, LLC and Westwood Management Corp.

The section captioned "Portfolio managers" and sub-headed "SSgA Funds Management, Inc." beginning on page 163 of the SAI is deleted in its entirety and replaced with the following:

Pzena Investment Management, LLC

Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III are the portfolio managers responsible for the day-to-day management of the portion of UBS PACE Large Co Value Equity Investments allocated to Pzena. Pzena has held its fund responsibilities since May 30, 2008.

The following table provides information related to other accounts managed by Messrs. Pzena, Goetz and DeSpirito as of March 31, 2008:

Richard S. Pzena:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	10	112	389
Number of Accounts Managed With Performance-Based Advisory Fees	0	0	13
Assets Managed (in millions)	$5,482	$2,290	$9,625
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,311

John P. Goetz:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	134	397
Number of Accounts Managed With Performance-Based Advisory Fees	0	1	13
Assets Managed (in millions)	$5,588	$4,118	$10,708
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$38	$1,311

Antonio DeSpirito, III:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	9	39	120
Number of Accounts Managed With Performance-Based Advisory Fees	0	0	7
Assets Managed (in millions)	$5,437	$1,632	$4,253
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$621

Potential conflicts of interest. Conflicts of interest may arise in managing assets of the fund, on the one hand, and the portfolios of Pzena's other clients and/or accounts (collectively, the "Accounts"), on the other hand. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., value investing), and by managing all Accounts on a product specific basis. Thus, all Large Cap Value Accounts, whether they are fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders' interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena's Access Persons and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena's principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

Compensation. UBS Global AM pays Pzena a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Pzena and UBS Global AM. Portfolio managers and other Pzena investment professionals are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on fund performance or assets of the fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena considers the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to Pzena's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining talent.

Ownership of fund shares. As of May 30, 2008, none of the fund's portfolio managers owned shares of the fund.

II.  UBS PACE Small/Medium Co Growth Equity Investments

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Small/Medium Co Growth Equity Investments" beginning on page 126 of the Multi-Class Prospectus and page 124 of the Class P Prospectus is revised by replacing the first sentence of the fourth full paragraph of that section in its entirety with the following:

AG Asset Management is located at 245 Park Avenue, 42nd Floor, New York, New York 10167.

III.  UBS PACE Alternative Strategies Investments

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE Alternative Strategies Investments" beginning on page 130 of the Multi-Class Prospectus and page 128 of the Class P Prospectus is revised by replacing the second sentence of the first full paragraph of that section in its entirety with the following:

Analytic Investors has offices at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.